November 2012 CONFIDENTIAL INTERNAL USE ONLY China Dredging Group Co., Ltd. Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd. Business Combination with China Growth Equity Investment Ltd. PINGTAN MARINE

2 Certain statements made during this presentation are forward - looking and are subject to risks and uncertainties . The forward - looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us . Actual results could differ materially from the forward - looking statements made during this presentation . When we use the words "believe," "expect," "anticipate," "plan," "will," "intend" or other similar expressions, we are identifying forward - looking statements . The forward - looking statements made during this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995 . We refer you to our filings with the Securities and Exchange Commission for a more detailed discussion of the risks that may have a direct bearing on our operating results, performance and financial condition . Forward Looking Statement

3 Why Pingtan Marine? ▪ Combination creates the largest U.S. listed marine services operating company in China ▪ Focuses on providing dredging services and territorial sea fishing globally ▪ Significant growth opportunities globally and in China Pingtan Marine Leadership Attractive Financial Benchmarks Demonstrated Operational Strength Management Invested in Future Success ▪ Currently operates a fleet that consists of 10 dredgers and 40 fishing vessels ▪ Completed over 120 dredging projects across 10 coastal provinces in China ▪ Sells approximately 30 different fish species to over 200 distributors and retailers ▪ Current owners rolling all of their equity into business combination ▪ Chairman of the combined company will invest additional equity into Pingtan Marine ▪ Best - in - class margins and growth rates versus peers ▪ Conservative 2012 PF EBITDA target of $155 million ▪ Pro forma revenue of $308 million and net income of $114 million in 2012

4 Transaction Overview ▪ Pingtan Marine to become publicly traded through a business combination with China Growth Equity Investment Ltd. (NASDAQ: CGEI ) ▪ Pingtan Marine to apply to be listed on NASDAQ after the business combination under the proposed ticker symbol “ PME ” ▪ Fully diluted equity value of $835 million Transaction Consideration Management and Board Expected Closing ▪ Pingtan Marine will receive up to 77,000,000 China Growth ordinary shares , in aggregate, including 52,000,000 ordinary shares exchanged with China Dredging and 25,000,000 ordinary shares issued to Pingtan Fishing ▪ Through his 54% ownership of China Dredging and 100% ownership of Pingtan Fishing, Mr. Xinrong Zhuo will own approximately 64% of Pingtan Marine. Public Shareholders will own approximately 30% of Pingtan Marine . ▪ ▪ Mr. Xinrong Zhuo , the founder, chairman and controlling shareholder of both China Dredging and Pingtan Fishing will be the chairman of Pingtan Marine ▪ Board will be comprised of 7 members, including 4 independent directors, with remaining representatives from Pingtan Marine ▪ January 2013 Note: 1. Ownership percentages are calculated as basic ownership and exclude warrants, options and redemptions from the ownership calc ula tion.

Transaction Overview

The Combined Company Creates the Largest U.S. Listed Marine Services Company in China

- Sizable, well established platform positioned to exploit significant global growth opportunities
- Stewardship by highly successful serial entrepreneur with strong track record and regional network
- Shareholder value creation through exposure to significant growth in the fishing industry alongside robust steady cash flows from China Dredging
- Strong cash flows create future capital management opportunities, such as dividends and share repurchases

China Dredging

- One of the leading independent subcontractors for dredging services in the PRC
- LTM revenue and net income for the period ended September 30, 2012 were $228.9 million and $86.7 million, respectively

Pingtan Fishing

- A rapidly growing fishing company and provider of quality seafood in the PRC
- LTM revenue and net income for the period ended September 30, 2012 were $52.6 million and $15.7 million, respectively

Pingtan Marine[1]



$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$146.0
$54.0
$252.6
$107.7
$307.7
$113.5
2010A
2011A
2012E
Revenue
Net Income

Note:
(1) Assumes Pingtan Marine's pro forma financial data equals the sum of China Dredging and Pingtan Fishing's financial data. LTM and estimated financials are prepared with financial data provided by Pingtan Fishing and China Dredging's management.

5

Experienced and Committed Management

- Chairman of the Pingtan Marine, Mr. Xinrong Zhuo is a very successful entrepreneur who founded China Dredging, Pingtan Fishing, Fuzhou Honglong Ocean Fishery Co., Ltd., Fujian Road & Bridge Construction Co., Ltd. and Fuzhou Dongxing Longju Real Estate Development Co., Ltd.

Xinrong Zhuo **Chairman and Founder**	▪ Chairman of the board of China Dredging and CEO since August 2010 ▪ Chairman of Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd. since 2004 ▪ Director of Fujian Road & Bridge Construction Co., Ltd. ▪ Chairman of Fuzhou Dongxing Longju Real Estate Development Co., Ltd.
Bin Lin **Senior Vice President**	▪ Senior vice president of China Dredging since August 2010 ▪ Member of the board of directors of Industrial Securities Co., Ltd. (SHSE:601377) from November 2003 to October 2006 ▪ BS in Pharmacy from Shanghai Medical College of Fudan University
Alfred Ho **Chief Financial Officer**	▪ CFO of China Dredging since November 2010 ▪ Independent director of New Universe International Group ▪ Bachelor's degree in Science from the University of Toronto
Deming Chen **Vice President**	▪ 14 years working experience in fishing industry ▪ Vice President of Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd. since 1998 ▪ Supervisor of Pingtan Grain and Oil Industrial Company
Qing Lin **Assistant to Chairman**	▪ Director of Wonder Dredging Engineering LLC ▪ Director of Fujian Xing Gang Port Service Co., Ltd. since January 2008 ▪ Director of Fujian Road & Bridge Construction Co., Ltd. since December 2008 ▪ Director of Fujian Huashang Real Estate Development Co., Ltd. from September 2007 to 2010

6

Transaction Valuation and Ownership 7 Notes: 1. Numbers are in million, except per share data. 2. Assumes no redemptions or exercise of China Growth warrants 3. Includes China Growth’s public shareholders and China Dredging’s 2010 private placement investors Pro Forma Ownership (2) Pro Forma Valuation (1) Implied Enterprise Value $ 629 Pro Forma Net Cash (2) 206 Pro Forma Fully Diluted Equity Value $ 835 Fully Diluted Shares 83.5 Implied Share Price (1) $ 10.00 LTM 2012E 2013E TEV/ PF EBITDA 4.5x 4.1x 3.3x Mr. Xinrong Zhuo, 63.6% Other Management, 5.2% Other China Dredging Shareholders, 13.5% Public Shareholders (3) , 16.2% Promote Shares, 1.5%

China Dredging Group Co., Ltd.

Fujian, 6.5% Guangdong, 12.6% Guangxi, 11.6% Hainan, 1.3% Hebei, 1.6% Jiangsu, 5.6% Liaoning, 19.9% Shandong, 4.9% Tianjin, 35.0% Zhejiang, 1.0% 9 ▪ In 2008, Mr. Zhuo identified opportunities in China’s rapidly expanding land reclamation and marine infrastructure market and founded China Dredging to capitalize on these trends by providing specialized dredging services ▪ Based on the dredging volume and revenue, China Dredging is now one of the leading private providers of dredging services in China ▪ Reclamation dredging, capital dredging and maintenance dredging are the major three types of services China Dredging provides, with reclamation dredging contributing about 60% of total revenue ▪ China Dredging has completed over 120 projects with aggregate revenue in excess of $520 million from January 2010 to September 2012 ▪ China Dredging has stable revenue streams, with robust backlogs through 2014 ▪ China Dredging has a modern, productive and varied fleet , with 4 owned vessels and 6 rented vessels ▪ As of September 30, 2012, China Dredging employs 290 people in its day - to - day operations Business Overview Revenue Breakdown By Province from Jan. 2010 to Sep. 2012 Guangxi Guangdong Fujian Zhejiang Hebei Liaoning China Dredging Operation Area China Dredging Headquarter Shandong Tianjin Hainan Jiangsu

10 Investment Highlights Favorable Industry Trends ▪ In September 2012, China's National Development and Reform Commission, announced approvals for 60 projects with an estimated value of more than $157 billion in total, including 7 port or waterway projects, signaling the government's growing intent to bolster spending in the infrastructure area ▪ According to International Association of Dredging Companies, the total market in terms of revenue for dredging service in China has grown over five times during the period from 2000 to 2009 ▪ Total dredging volume in China reached 1,311 million m³ by the end of 2010, representing a CAGR of 31.5% since 2006 according to a Frost & Sullivan Report ▪ From 2011 to 2015, total annual dredging volume in China is expected to grow at approximately 27.1% CAGR and reach 4,517 million m 3 by 2015 according to a Frost & Sullivan Report ▪ Chinese government initiatives to expand port facilities and alleviate population pressures and land shortages are expected to contribute to continuous demand for reclamation dredging ▪ Land reclamation increased from 20 km 2 in 2002 to 136 km 2 in 2010, and is expected to increase with at least 100 km 2 each year, according to the State Oceanic Administration People’s Republic of China ▪ According to People’s Daily Online, the land reclamation cost is between $ 35 million and $83 million per km 2 , which indicates that the land reclamation revenue each year will reach between $ 3.5 billion and $ 8.3 billion Favorable Industry Trends Proven Business Model and Attractive Margins Robust Backlog Build and Transfer Strategy Strong Customer Relationships

▪ China Dredging operates as a subcontractor for State - Owned Enterprises (“SOE’s”) and its costs are significantly lower than its customers, creating substantial savings ▪ China Dredging’s customers provide fuel, consumables and repositioning services for dredgers as part of its contracts, which reduces China Dredging’s exposure to increased direct costs from these items and eliminates the affect of large fluctuation of fuel prices on the company ▪ China Dredging’s historical performance has established the company as one of the largest private providers of dredging services in China , enabling it to maintain sizable revenue s with very attractive margins 11 Investment Highlights Proven Business Model and Attractive Margins Cost Effectiveness Quality Efficiency Highly productive and flexible modern fleet is managed for full utilization Streamlined staffing rules and superior recruiting practices limit labor cost Flat organizational structure and tight controls limit expenses Favorable Industry Trends Proven Business Model and Attractive Margins Robust Backlog Build and Transfer Strategy Strong Customer Relationships

Investment Highlights

Robust Backlog

Favorable Industry Trends

Proven Business Model and Attractive Margins

Robust Backlog

Build and Transfer Strategy

Strong Customer Relationships

Consistency & Predictability in Earnings

- Backlog, derived from pipeline or other projects, comprise of executed or signed contracts with specific schedules for commencement and firm pricing
- The committed backlog is sufficient to sustain full utilization of China Dredging's fleet for approximately up to 18 months

Backlog as of September 30, 2012

($ in million)

Project Name	Type	Period	Size (m^3)	Remaining contract revenue
Shantou Huanneng Haimen Power Station Harbor	Maintenance	10/12-12/12	1,200,000	2.2
Yingkou Steel Port Industrial Park Reclamation Project	Reclaimation	08/12-10/12	1,900,000	0.8
Yingkou Steel Port Industrial Park Reclamation Project	Reclaimation	06/12-11/12	8,500,000	5.3
Panjin Vessels Industrial Base Project	Reclaimation	05/12-11/12	2,900,000	2.0
Panjin Vessels Industrial Base Project	Reclaimation	07/12-12/12	5,800,000	5.4
Panjin Vessels Indsutrial Park Marine Equipment Manufacturing Park	Reclaimation	09/12-11/12	2,300,000	3.6
Qidong City Yuantuojiao Phase III	Reclaimation	10/12-11/12	2,000,000	3.7
Datang Sanbaimen Power Station Gangchi Channel Dredging Project	Capital	10/12-12/12	2,800,000	5.1
Fuzhou Luoyuanwan Harbour Kemen1#-3# Berth Project	Capital	02/12-12/12	2,500,000	1.0
Meizhouwan Gangxiu Harbour Xiuyu 8# Berth Project	Capital	04/12-10/12	1,450,000	0.3
Lianjiang Kemen Industrial Park Phase II	Reclaimation	11/12-04/14	33,040,000	200.0
			Total	229.4

12

Investment Highlights

Build and Transfer Strategy

Favorable Industry Trends
Proven Business Model and Attractive Margins
Robust Backlog
Build and Transfer Strategy
Strong Customer Relationships

- The company's build and transfer ("BT") strategy, commenced in 2012, will expand the pipeline and give China Dredging more control over its projects as it assumes the role of a general contractor


Lianjiang Project Example
Lianjiang County (Government)
After land is transferred, government repays $134 million to GZB and Fujian Yihai
Step V
Step I
Step IV
China GeZhouBa ("GZB", an SOE)
Fujian Yihai (CDG Affiliate)
Step II
$68 million
$66 million
$63 million
BT Entity $197 million
Step II
Pays Dredging Services
China Dredging ("CDG")
Step III
~18 Mo. of Service
Reclaimed Land

Step I	Step II	Step III	Step IV	Step V
Government signs agreement with GZB and agrees to invest $63 million through a SPV (BT entity) to create land	GZB partners with CDG affiliate, creating the BT entity and agrees to loan the BT entity $134 million	CDG provides $197 million of reclamation dredging services over approximately 18 months	BT entity transfers the land to the government	Government repays loan over 3 years after transfer of land

Pipeline as of September 30, 2012

($ in million)

Project Name	Type	Period	Size (km^2)	Contract Revenue
Project of Lianjiang Phase III	Reclamation	2014-2018	20	$1,000.0
Project of Xiamen Xiangan International Airport	Reclamation	2013-2018	17	TBD
Project of 5 New Cities in Fuzhou	Reclamation	utill 2020	TBD	5,528.0
			Total	**$6,528.0**

Notes:

(1) Semiannual interest rate calculated at benchmark deposit and loan rate of 6.4% as of September 18, 2012 plus 2.0%

13

Guangdong Jindonghai Holding Co., LTD ▪ Specializes in the maintenance dredging, capital dredging, reclamation dredging, marine engineering, irrigation and environmental work ▪ Specializes in channel maintenance dredging, embankment filling, civil engineering construction, and ship building and repair ▪ Specializes in the general contracting of harbor and waterway construction and municipal public construction ▪ Length of relationship: 4.5 years ▪ Length of relationship: 3.5 years ▪ Length of relationship: 2.5 years ▪ Contract revenue since 2010: $100 million ▪ Contract revenue since 2010: $155 million ▪ Contract revenue since 2010: $48 million Investment Highlights Strong Customer Relationships ▪ China Dredging has achieved a strong record of performance in completing projects in shorter time periods and at lower cost than its customers ▪ China Dredging’s customers prefer to maintain a close relationships with the company based on its record of performance on prior projects, which is an important factor in securing future business ― China Dredging works with customers to establish training programs and technical cooperation arrangements that bolster consistency and quality of work ▪ Contracts are negotiated directly with customers and not through competitive bidding 2011A Customer Breakdown 14 Top 3 Customers CCCC Guangzhou, 12.9% SDC Waterway, 5.8% Shenzhen Guoyuan, 3.7% CCCC Shanghai, 33.5% Fujian Jingwei, 1.6% Guangdong Jindonghai, 10.0% Tianjin Hongdeshengyu, 6.9% CCCC Tianjin, 8.6% COEC - Dalian Bureau, 9.4% COEC General Bureau, 1.8% Dongguan Zhongyan, 1.7% Lianyungang Changxing, 4.1% Favorable Industry Trends Proven Business Model and Attractive Margins Robust Backlog Build and Transfer Strategy Strong Customer Relationships

15 Competition Dredging industry participants in China: ▪ Governmental institutions, such as Changjiang Waterway Buerau ▪ Large SOEs, such as China Communications Construction Company Limited ▪ Large independent dredging companies, such as China Dredging, Xiangyu Dredging Holdings Limited ( Xiangyu ), Shanghai Darun Port Construction Group Co. Ltd. ▪ Small independent dredging companies ▪ Few foreign participants due to regulation Competition in dredging industry in China: ▪ Governmental institutions and large SOEs account for most of the dredging market, due to their qualification, capacity and ma nag ement expertise ▪ Large independent dredging companies enjoy significant competitive advantages - Well established relationship and track record with governmental institutions and large SOEs - Modern and diversified fleet of dredgers - Requirement for sophisticated construction engineering know - how and project management execution capability Competitive advantages for China Dredging ▪ Large scale: China Dredging generated revenue of $ 227 million with a dredging volume of 126.6 million cubic meters in 2011 ▪ Covering three major economic zones in China Pearl River Delta, Yangtze River Delta, and Bohai Economic Rim. ▪ No commodity price exposure: customers provide fuel for dredgers as part of its contracts and thereby no fuel price volatility

Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd.

17 ▪ Pingtan Fishing is a rapidly growing fishing company engaged in territorial sea fishing that supplies products to distributors, restaurants and supermarkets ▪ Pingtan Fishing’s vessels operate in the protected zones of 1) the Exclusive Economic Zones in Arafura Sea in Indonesia and 2) in the Bay of Bengal in India ▪ As of September 30, 2012, Pingtan Fishing utilized 325 full - time employees in its day - to - day operations ▪ The company sells to over 200 distributors and retailers acting as a wholesaler, which provides for increased margins ▪ The company serves a diverse customer base with the largest customer accounting for less than 10% of the sales ▪ Approximately 30 different fish species harvested and sold to consumers Business Overview Arafura Sea Bay of Bengal Fujian Pingtan Fishing Fishing Area Fishing Water ▪ Exclusive Economic Zones in Indonesia and India Fishing Method ▪ Trawling and drifting fishing Fish Species ▪ Approximate 30 different types Demand Base ▪ Homes and eateries Selling Price ▪ 5 – 50 RMB per kg

18 Investment Highlights Favorable Industry Trends ▪ China’s seafood consumption has consistently increased on an annual basis and is expected to continue to grow ― Continually expanding Chinese middle and upper class consumers comprise a vast and growing customer base with increasing disposable incomes to spend on traditionally more expensive proteins like fish and shellfish ― Increasing fish consumption in China also driven by awareness of nutritional profile as a high quality, healthy source of protein ▪ Seafood consumption in China is expected to expand going forward with the introduction of refrigerated warehouses in inland rural areas with government support ▪ As part of the 12 th Five - Year Plan for 2011 - 2015, Chinese government has pledged to support and encourage the growth of the fishery industry 11.3 11.5 12.9 15.1 17.8 20.8 22.3 22.6 23.3 23.5 24.3 23.9 25.0 25.5 26.5 26.9 27.9 29.0 30.0 31.0 0 5 10 15 20 25 30 35 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 China’s per capita seafood consumption (kg) Source: FAO website Favorable Industry Trends Proven Fishing Methodology and Attractive Margins Large Fleet of Fishing Vessels Significant Barriers to Entry Long - term Growth Strategies

▪ Pingtan Fishing has achieved and will maintain high operating efficiency through: 19 Investment Highlights Proven Fishing Methodology and Attractive Margins Cost Saving ▪ The company hires local crews to save labor costs ▪ Vessels get inspected and repaired directly at nearby fishing bases in Indonesia instead of in Fujian, China Proven Methodology ▪ Vessels operate in pairs to take advantage of experienced captains’ intimate knowledge of fishing grounds and to train and supervise less experienced captains ▪ Historical data helps optimize fishing criteria and maximize quantity of fish captured Direct Sales ▪ Pingtan Fishing benefits from selling its products directly to distributors and retailers, keeping the margins typically paid to wholesalers Stable Fishing Environment ▪ According to the State of World Fisheries and Aquaculture 2012, each of Pingtan Fishing’s dedicated fishing zones is one of the few regions left that are not overfished Favorable Industry Trends Proven Fishing Methodology and Attractive Margins Large Fleet of Fishing Vessels Significant Barriers to Entry Long - term Growth Strategies

# of Vessels 8 8 8 20 40 64 92 124 7,987 6,749 8,306 26,167 43,167 70,500 97,500 0 20,000 40,000 60,000 80,000 100,000 120,000 2008 2009 2010 2012E 2013E 2014E 2015E Volume Captured (in tons) 20 Investment Highlights Large Fleet of Fishing Vessels ▪ As of November 26, 2012, Pingtan Fishing had 30 owned vessels in operation, including 28 trawlers and 2 drifters. Another 10 new trawlers are ready to begin operation soon. ▪ By the end of 2013, the company expects to expand its fleet to 64 fishing vessels, representing a more than three times expansion from 2011. Vessels and Capture Growth Since 2008 Favorable Industry Trends Proven Fishing Methodology and Attractive Margins Large Fleet of Fishing Vessels Significant Barriers to Entry Long - term Growth Strategies (1) As of November 26, 2012 Fishing Carrying Capacity Area Tonnage (KW) Trawlers FuYuanYu135/136 India 264 441 FuYuanYu137/138 India 264 441 FuYuanYu139/140 India 264 441 FuYuanYu151/152 Indonesia 230 441 FuYuanYu155 Indonesia 272 441 FuYuanYu156 Indonesia 274 441 FuYuanYu725/726 Indonesia 297 698 FuYuanYu727/728 Indonesia 297 698 FuYuanYu729/730 Indonesia 297 698 FuYuanYu731/732 Indonesia 297 698 FuYuanYu733/734 Indonesia 297 698 FuYuanYu735/736 Indonesia 236 368 FuYuanYu737/738 Indonesia 192 441 FuYuanYu750/751 Indonesia 270 441 FuYuanYu791/792 Indonesia 266 552 FuYuanYu739/740 Indonesia 292 810 FuYuanYu741/742 Indonesia 292 810 FuYuanYu743/745 Indonesia 292 810 FuYuanYu746/747 Indonesia 292 810 FuYuanYu748/749 Indonesia 292 810 Drifters FuYuanYu793 Indonesia 210 287 FuYuanYu794 Indonesia 207 434 List of Fishing Vessels (1)

21 Investment Highlights Significant Barriers to Entry CHINESE FISHING LICENSE INDONESIAN FISHING PERMIT RELATIONSHIP CAPITAL INVESTMENT ▪ The total number of companies with qualified fishing licenses in China is only approximately 100 ▪ Chinese government is limiting new license issuance to encourage the consolidation of existing participants within the fishing industry, which provides opportunities to identify and acquire smaller fishing companies ▪ Permits are only issued to companies that have an agreement with a fishing base, and the capacity of such fishing bases is limited ▪ As of November 26, 2012, Pingtan Fishing has 34 fishing permits issued by the Indonesian government ▪ Fishing in the exclusive economic zones is protected and potential new entrants must have relationships with existing local fishing companies and the government ▪ The company enjoys a good relationship with the PRC and Indonesian governments ▪ History of operations in Indonesia and China will facilitate future expansion, as existing companies are typically favored ▪ Significant capital investment is required to establish a fishing company ▪ Average price for a 150 - foot trawler is approximately $1 million ▪ Average cost for a fishing base is approximately $10 million Favorable Industry Trends Proven Fishing Methodology and Attractive Margins Large Fleet of Fishing Vessels Significant Barriers to Entry Long - term Growth Strategies

Investment Highlights Long - term Growth Strategies Pingtan Fishing intends to build a global fishing enterprise by continuing to execute the following strategies: 22 Expand Fishing Fleet Expand into Processing Access New Fishing Grounds Increase Fishing Bases ▪ Pingtan Fishing is planning to enlarge its fishing vessel fleet to 64 vessels by 2013 through: - Organic growth - Acquiring vessels from other fishing companies ▪ By end of 2015, the quantity of fish caught is expected to be 4x the amount caught in 2012 ▪ Pingtan Fishing expects to start construction of its own fish processing plants in the next 2 years ▪ After the processing plants begin operations, the company intends to gradually establish its own brand and vertically integrate to improve profitability ▪ Pingtan Fishing is actively seeking opportunities to acquire permits to enter new fishing areas globally, such as deep ocean and other coastal countries surrounding China ▪ New fishing grounds will enable the company to diversify its products and market it covers, and reduce the dependence on the Indonesian Exclusive Economic Zone ▪ As Pingtan Fishing expands its fleet of fishing vessels and fishing grounds , it plans to set up or acquire fishing bases to support the fishing operations ▪ With its own berthing spaces and ship repairing facilities, the company can save on port, warehouse and repair costs Favorable Industry Trends Proven Fishing Methodology and Attractive Margins Large Fleet of Fishing Vessels Significant Barriers to Entry Long - term Growth Strategies

Financial Information and Valuation Discussion

25 Financial Information Pro Forma Financial Review (1) Note:: (1) Assumes Pingtan Marine’s pro forma financial data equals the sum of China Dredging and Pingtan Fishing’s financial data. LTM and estimated financials are prepared with financial data provided by Pingtan Fishing and China Dredging’s management. (2) China Dredging’s 2011A net income excludes gain on obligation under Make - Good Escrow of $14.1 million and loss on derivative of $6.8 million, ta x effected at 25%, and accretion of discount on preferred shares of $6.1 million Net Income (2) EBITDA ▪ Pingtan Marine expects its 2012 estimated revenue and net income to be $308 million and $114 million, respectively Revenue Gross Profit $30.6 $44.0 $71.9 $126.8 $123.2 $125.6 $143.5 $6.5 $13.1 $17.6 $29.6 $46.3 $30.6 $44.0 $78.3 $139.9 $140.8 $155.2 $189.8 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2008A 2009A 2010A 2011A LTM as of 9/30/12 2012E 2013P China Dredging Pingtan Fishing $20.1 $28.8 $49.2 $91.6 $86.9 $88.6 $110.7 $4.5 $10.4 $15.7 $24.9 $39.4 $20.1 $28.8 $53.7 $102.0 $102.6 $113.5 $150.0 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2008A 2009A 2010A 2011A LTM as of 9/30/12 2012E 2013P China Dredging Pingtan Fishing $29.1 $41.6 $72.7 $128.0 $124.3 $126.2 $139.5 $5.4 $11.0 $16.5 $26.3 $41.8 $29.1 $41.6 $78.1 $139.0 $140.8 $152.5 $181.3 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2008A 2009A 2010A 2011A LTM as of 9/30/12 2012E 2013P China Dredging Pingtan Fishing $54.5 $80.3 $131.4 $227.0 $228.9 $238.8 $286.7 $14.5 $25.6 $52.6 $68.9 $106.8 $54.5 $80.3 $146.0 $252.6 $281.5 $307.7 $393.5 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2008A 2009A 2010A 2011A LTM as of 9/30/12 2012E 2013P China Dredging Pingtan Fishing

26 Note:: Source: Capital IQ, Pingtan Fishing and China Dredging’s management (1) Assumes Pingtan Marine’s pro forma financial data equals the sum of China Dredging and Pingtan Fishing’s financial data Valuation Discussion Multiples Comparison (1) Enterprise Value/LTM EBITDA Enterprise Value/2012E EBITDA Pingtan Marine’s pro forma multiples are at a discount to the comparable companies in the same sectors LTM P/E Multiple 2012E P/E Multiple 9.1x 8.2x 7.8x 6.8x 4.5x - 2.00x 4.00x 6.00x 8.00x 10.00x Mean - Fishing Industry Mean - Dredging Industry Median - Fishing Industry Median - Dredging Industry Pingtan Marine 6.0x 5.9x 5.7x 5.6x 4.1x - 2.0x 4.0x 6.0x 8.0x 10.0x Mean - Dredging Industry Mean - Fishing Industry Median - Dredging Industry Median - Fishing Industry Pingtan Marine 20.6x 12.3x 11.6x 9.4x 8.1x 5.0x 10.0x 15.0x 20.0x 25.0x Mean - Dredging Industry Mean - Fishing Industry Median - Dredging Industry Median - Fishing Industry Pingtan Marine 14.7x 10.9x 9.1x 7.5x 7.3x 5.0x 10.0x 15.0x 20.0x 25.0x Mean - Dredging Industry Median - Dredging Industry Mean - Fishing Industry Median - Fishing Industry Pingtan Marine

27 Valuation Discussion Margins Comparison (1) 2012E EBITDA Margin 2012E Net Margin LTM EBITDA Margin LTM Net Margin Pingtan Marine’s pro forma operating statistics outperform its peers Note:: Source: Capital IQ, Pingtan Fishing and China Dredging’s management (1) Assumes Pingtan Marine’s pro forma financial data equals the sum of China Dredging and Pingtan Fishing’s financial data 50.0% 15.6% 14.6% 14.3% 11.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Pingtan Marine Mean - Dredging Industry Mean - Fishing Industry Median - Dredging Industry Median - Fishing Industry 51.1% 20.8% 16.3% 13.4% 11.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Pingtan Marine Mean - Fishing Industry Median - Fishing Industry Mean - Dredging Industry Median - Dredging Industry 36.4% 9.0% 8.2% 7.7% 5.6% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Pingtan Marine Mean - Dredging Industry Median - Dredging Industry Median - Fishing Industry Mean - Fishing Industry 37.6% 10.0% 7.9% 7.0% 4.6% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Pingtan Marine Mean - Fishing Industry Median - Fishing Industry Mean - Dredging Industry Median - Dredging Industry

Appendix

Appendix Pro Forma Corporate Structure 30 Prime Cheer Corporation Ltd Merchant Supreme Co., Ltd 100% Offshore Pingtan Guansheng (WFOE) Onshore 100% Dingxin Fishing Pingtan Fishing 100% Honghong Zhuo Zhiyan Lin 70% 30% Master Gold Corporation Ltd China Dredging Group Co., Ltd 100% Pingtan Zhuoying (WFOE) 100% Pingtan Xingyi Wonder Dredging 100% Qing Lin Panxing Zhuo 91% 9% 100% 100% 100% 7.75% 29.95% China Growth Equity Investment Ltd (Proposed Name: Pingtan Marine Enterprise Ltd.) China Growth Shareholders CDGC Shareholders Pingtan Fishing Shareholders 62.30% Duoying Fishing Ruiying Fishing Fujian WangGang (WFOE) Fujian Service China Dredging (HK) Company Ltd 100% 50% 50% VIE Agreements 100% VIE Agreements VIE Agreements

32 Well Regarded Board of Directors post Merger Mr. Lin Bao ▪ Vice chairman of China Fisheries Association since May 2012 ▪ Vice general manager of Fujian Road & Bridge Construction since September 2005 ▪ General manager of Fuzhou Honglong Ocean Fishing from February 1997 to August 2005 ▪ General manager of Fuzhou Tang Cheng Plaza from April 1989 to January 1997 Mr. Xuesong Song ▪ Chairman and CFO of China Growth Equity ▪ Chairman of ChinaGrowth North and Director of ChinaGrowth South ▪ Chairman and Founder of Chum Capital Group ▪ Co - founder and director of C Media Group ▪ MBA degree from Oklahoma City University Mr. Jin Shi ▪ CEO and Director of China Growth Equity ▪ CEO and Director of ChinaGrowth North and CFO and Director of ChinaGrowth South ▪ Principal of Chum Capital Group and Principal of Global Vestor Capital Partners ▪ Chairman of Shanghai RayChem Industries Mr. Yeliang Zhou ▪ Independent director of China Dredging since April 2011 ▪ President of Zhejiang Province Venture Capital and Private Equity Association since May 2010 ▪ Supervisor of Industrial Bank and independent director of Union Trust Limited in China ▪ Bachelor’s degree in Finance from Xiamen University Mr. Zengbiao Zhu ▪ Independent director of China Dredging since April 2011 ▪ Member of the National People’s Congress Standing Committee of Fujian Province ▪ Director of the China Insurance Regulatory Commission Fujian Bureau from 2004 to December 2009 ▪ Bachelor’s degree in Finance from Xiamen University Mr. Xinrong Zhuo ▪ Chairman of the board of China Dredging and CEO since August 2010 ▪ Chairman of Fujian Provincial Pingtan County Ocean Fishing Group Co . , Ltd . since 2004 ▪ Director of Fujian Road & Bridge Construction Co . , Ltd . ▪ Chairman of Fuzhou Dongxing Longju Real Estate Development Co., Ltd. Mr. Bin Lin ▪ Senior vice president of China Dredging since August 2010 ▪ Member of the board of directors of Industrial Securities Co., Ltd. (SHSE:601377) from November 2003 to October 2006 ▪ BS in Pharmacy from Shanghai Medical College of Fudan University

Appendix

Selected Dredging Comparables

($ in millions, except per share data)

Name	Ticker	Share Price 11/23/12	% of 52-Week High	Equity Value	Enterprise Value	EV/Revenue LTM	EV/Revenue FY2012E	EV/Revenue FY2013P	EV/EBITDA LTM	EV/EBITDA FY2012E	EV/EBITDA FY2013P	P/E LTM	P/E FY2012E	P/E FY2013P
Non-U.S. Exchanges:														
China Communications Construction	SEHK:1800	$ 0.89	86.5%	$ 12,092.1	$ 24,185.0	0.54x	0.46x	0.42x	6.8x	5.3x	4.7x	8.3x	6.8x	6.0x
Royal Boskalis Westminster NV	ENXTAM:BOKA	39.89	98.1%	4,279.8	4,760.8	1.27	1.14	1.10	6.8	6.1	5.7	13.5	12.7	11.6
Ackermans & Van Haaren NV	ENXTBR:ACKB	81.23	95.0%	2,691.8	3,108.3	8.99	NA	NA	16.0	NA	NA	39.8	10.8	9.6
Penta-Ocean Construction Co. Ltd.	TSE:1893	2.40	69.3%	686.0	985.2	0.22	0.23	0.25	7.1	5.5	5.7	NM	29.4	22.0
National Marine Dredging Company	ADX:NMDC	2.72	91.3%	620.3	721.6	0.88	NA	NA	4.2	NA	NA	5.6	NA	NA
Benalec Holdings Berhad	KLSE:BENALEC	0.46	93.9%	367.2	364.2	7.18	1.86	1.36	NM	6.0	4.5	35.2	11.1	9.4
Hock Seng Lee Bhd	KLSE:HSL	0.50	87.9%	279.9	216.3	1.14	0.91	0.87	5.5	4.6	4.3	9.7	8.1	7.6
Xiangyu Dredging Holdings Limited	SEHK:871	0.27	69.7%	213.7	261.3	1.43	NA	NA	4.0	NA	NA	4.9	4.5	3.7
Dredging Corp. of India Ltd.	BSE:523618	4.40	75.9%	123.1	156.2	1.78	NA	NA	12.8	NA	NA	NM	NA	NA
					Non-U.S. Exchanges:									
					Mean	**2.60x**	**0.92x**	**0.80x**	**7.9x**	**5.5x**	**5.0x**	**16.7x**	**11.9x**	**10.0x**
					Median	**1.27**	**0.91**	**0.87**	**6.8**	**5.5**	**4.7**	**9.7**	**10.8**	**9.4**
U.S. Listed:														
Great Lakes Dredge & Dock Corporation	NasdaqGS:GLDD	$ 8.28	98.0%	$ 490.5	$ 707.1	1.09x	0.93x	0.85x	10.8x	8.4x	6.1x	47.9x	33.9x	14.1x
Orion Marine Group, Inc	NYSE:ORN	6.66	80.7%	180.9	141.2	0.57	0.44	0.39	NM	NM	6.4	NM	NM	NM
					U.S. Listed:									
					Mean	**0.83x**	**0.68x**	**0.62x**	**10.8x**	**8.4x**	**6.22x**	**47.9x**	**33.9x**	**14.1x**
					Median	**0.83**	**0.68**	**0.62**	**10.8**	**8.4**	**6.22x**	**47.9**	**33.9**	**14.1**
					All Companies									
					Mean	**2.28x**	**0.85x**	**0.75x**	**8.2x**	**6.0x**	**5.4x**	**20.6x**	**14.7x**	**10.5x**
					Median	**1.14**	**0.91**	**0.85**	**6.8**	**5.7**	**5.7**	**11.6**	**10.9**	**9.5**

Source: Capital IQ, Thomson, Bloomberg and Company filings

33

Appendix

Selected Fishing Comparables

($ in millions, except per share data)

Name	Ticker	Share Price 11/23/12	% of 52-Week High	Equity Value	Enterprise Value	EV/Revenue LTM	EV/Revenue FY2012P	EV/Revenue FY2013P	EV/EBITDA LTM	EV/EBITDA FY2012P	EV/EBITDA FY2013P	P/E LTM	P/E FY2012P	P/E FY2013P
China-Based Fishing Companies														
China Fishery Group Limited	SGX:B0Z	$ 0.56	55.1%	$ 569.3	$ 994.6	1.43x	1.37x	NA	4.6x	3.9x	NA	6.1x	4.3x	NA
Cnfc Overseas Fishery Co	SZSE:000798	1.37	94.3%	437.2	410.7	7.48	NA	NA	NM	NA	NA	NM	NA	NA
ShangHai Kaichuang Marine International Co.,Ltd.	SHSE:600097	1.83	84.6%	369.9	383.4	3.20	NA	NA	NM	NA	NA	NM	16.3	NA
China Ocean Resources Co., Ltd.	KOSE:A900050	3.62	58.8%	271.6	308.5	2.23	NA	NA	8.7	NA	NA	8.9	NA	NA
Shandong Zhonglu Oceanic Fisheries Company Ltd	SZSE:200992	0.52	90.3%	137.3	135.7	1.88	NA	NA	20.8	NA	NA	21.9	NA	NA
					China-Based Fishing Companies									
					Mean	**3.24x**	**1.37x**	**NA**	**11.4x**	**3.9x**	**NA**	**12.3x**	**10.3x**	**NA**
					Median	**2.23**	**1.37**	**NA**	**8.7**	**3.9**	**NA**	**8.9**	**10.3**	**NA**
Global Fishing Companies														
Austevoll Seafood ASA	OB:AUSS	$ 4.42	88.7%	$ 895.3	$ 2,013.4	1.01x	0.92x	0.88x	9.1x	5.6x	4.9x	19.3x	6.2x	4.1x
Dongwon Industries Co., Ltd.	KOSE:A006040	283.84	92.9%	954.6	1,345.5	0.97	0.85	0.79	7.1	5.4	5.0	9.4	7.6	6.7
Oceana Group Ltd.	JSE:OCE	7.53	96.7%	754.2	733.6	1.31	1.18	0.99	7.8	7.3	6.4	15.3	13.7	11.5
Pescanova SA	CATS:PVA	17.86	49.3%	511.7	1,631.2	0.75	0.66	0.63	6.8	5.6	5.3	5.7	4.9	4.2
Copeinca Asa	OB:COP	6.89	79.9%	397.2	583.8	1.91	1.85	1.65	5.9	5.2	4.8	6.8	7.3	6.3
Silla Co., Ltd.	KOSE:A004970	22.49	88.4%	354.4	303.8	1.10	NA	NA	13.0	NA	NA	16.6	NA	NA
Sanford Ltd.	NZSE:SAN	3.71	97.8%	347.1	509.1	1.33	1.22	NA	11.6	8.1	NA	18.8	12.1	NA
Austral Group S.A.A.	BVL:AUSTRAC1	0.08	62.5%	199.4	301.0	1.19	NA	NA	5.0	NA	NA	6.4	NA	NA
					Global Fishing Companies									
					Mean	**1.20x**	**1.11x**	**0.99x**	**8.3x**	**6.2x**	**5.3x**	**12.3x**	**8.6x**	**6.6x**
					Median	**1.14**	**1.05**	**0.88**	**7.4**	**5.6**	**5.0**	**12.4**	**7.5**	**6.3**
					All Companies									
					Mean	**1.98x**	**1.15x**	**0.99x**	**9.1x**	**5.9x**	**5.3x**	**12.3x**	**9.1x**	**6.6x**
					Median	**1.33**	**1.18**	**0.88**	**7.8**	**5.6**	**5.0**	**9.4**	**7.5**	**6.3**

Source: Capital IQ, Thomson, Bloomberg and Company filings

34